American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2015 Portfolio
April 30, 2024

One Choice Blend+ 2015 Portfolio - Schedule of Investments
APRIL 30, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 47.1%
Avantis Core Fixed Income Fund G Class	158,936	1,288,968
Avantis Short-Term Fixed Income Fund G Class	31,490	294,751
High Income Fund G Class	20,983	177,096
Inflation-Adjusted Bond Fund G Class	23,034	234,943
Short Duration Inflation Protection Bond Fund G Class	29,037	294,728
		2,290,486
Domestic Equity Funds — 29.3%
American Century Low Volatility ETF	4,900	239,999
Avantis U.S. Equity Fund G Class	24,942	407,547
Avantis U.S. Small Cap Value Fund G Class	2,482	40,252
Focused Large Cap Value Fund G Class	31,803	326,614
Growth Fund G Class	4,939	268,115
Heritage Fund G Class	756	20,728
Mid Cap Value Fund G Class	5,068	79,615
Small Cap Growth Fund G Class(2)	1,923	40,063
		1,422,933
International Fixed Income Funds — 13.2%
Emerging Markets Debt Fund G Class	6,730	58,486
Global Bond Fund G Class	68,512	585,092
		643,578
International Equity Funds — 10.4%
Avantis International Equity Fund G Class	17,912	210,823
Focused International Growth Fund G Class	6,849	112,604
Global Real Estate Fund G Class	4,000	46,885
International Value Fund G Class	15,701	135,190
		505,502
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,706,629)		4,862,499
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$4,862,499

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis Core Fixed Income Fund	$1,258	$440	$434	$25	$1,289	159	$(66)	$43
Avantis Short-Term Fixed Income Fund	287	91	89	6	295	31	(5)	7
High Income Fund	177	55	64	9	177	21	(8)	9
Inflation-Adjusted Bond Fund	227	74	71	5	235	23	(13)	8
Short Duration Inflation Protection Bond Fund	286	93	91	7	295	29	(7)	8
American Century Low Volatility ETF	206	72	53	15	240	5	(3)	3
Avantis U.S. Equity Fund	357	136	116	30	407	25	(1)	5
Avantis U.S. Small Cap Value Fund	39	11	12	2	40	2	—	1
Focused Large Cap Value Fund	280	112	80	15	327	32	(9)	11
Growth Fund	233	106	92	21	268	5	3	11
Heritage Fund	19	5	5	2	21	1	—	—
Mid Cap Value Fund	69	27	17	1	80	5	(3)	4
Small Cap Growth Fund(3)	37	13	12	2	40	2	(2)	—
Emerging Markets Debt Fund	59	18	20	1	58	7	(3)	3
Global Bond Fund	576	182	201	28	585	69	(36)	15
Avantis International Equity Fund	182	69	48	8	211	18	(4)	6
Focused International Growth Fund	95	43	31	5	112	7	(7)	1
Global Real Estate Fund	41	16	13	3	47	4	(4)	2
International Value Fund	118	40	25	2	135	16	—	6
	$4,546	$1,603	$1,474	$187	$4,862	461	$(168)	$143
(1)Underlying fund investments represent G Class, except American Century Low Volatility ETF.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.